Advisors Disciplined Trust 1959

Supplement to the Prospectus

BT Group PLC (NYSE: BT) has terminated its American Depositary Receipts (“ADR”) program and delisted shares from the New York Stock Exchange. BT Group PLC ADR shareholders have received BT Group PLC ordinary shares in exchange for their ADR shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolios for the International High 30 Dividend Portfolio, Series 2019-3Q and Strategic High 80 Dividend Portfolio, Series 2019-3Q now include ordinary shares of BT Group PLC and will no longer include ADR shares of BT Group PLC.

Supplement Dated:  September 23, 2019